Consolidated Statement of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Net income	$ 12,431	$ 9,455
Net unrealized holding (loss) gain on available- for-sale investment securities	(1,636)	719
Tax effect	345	(244)
Reclassification adjustment for investment securities gains included in net income		(886)
Tax effect		301
Total other comprehensive loss	(1,291)	(110)
Comprehensive income	$ 11,140	$ 9,345